SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2004

COMPUCREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-25751	58-2236689
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, GA  30346

(Address of principal executive offices)

(770) 206-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

CompuCredit Corporation announced December 23, 2004 that it has exercised conversion rights, which first became exercisable on December 18, 2004, and converted all of its outstanding Series A and Series B preferred stock into approximately 5,165,000 shares of common stock.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

Press release announcing that CompuCredit has exercised conversion rights, which first became exercisable on December 18, 2004, and converted all of its outstanding Series A and Series B preferred stock into approximately 5,165,000 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION
	By:	/s/ J.Paul Whitehead, III
Name: J.Paul Whitehead, III
Title: Chief Financial Officer
Dated: December 23, 2004